UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   December 8, 2004


                     HEADLINERS ENTERTAINMENT GROUP, INC.
            ----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


      Delaware                  0-33145                 84-1195628
  -------------------------------------------------------------------------
  (State of Incorporation)   (Commission File         (IRS Employer
                              Number)                  Identification No.)


                501 Bloomfield Avenue, Montclair, NJ 07042
                ------------------------------------------
                 (Address of principal executive offices)

                              (973) 233-1233
                      -----------------------------
                      Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Change in Registrant's Certifying Accountant

     On December 8, 2004 Rosenberg Rich Baker Berman & Company, P.A. ("RRBB") resigned from its position as Headliners Entertainment Group's principal independent accountant.

     The audit reports of RRBB on Headliners Entertainment Group's financial statements for the years ended December 31, 2003 and 2002 contained a modification expressing substantial doubt about Headliners Entertainment Group's ability to continue as a going concern. The audit reports of RRBB for the years ended December 31, 2003 and 2002 did not contain any other adverse opinion or disclaimer of opinion or qualification. RRBB did not, during the applicable periods, advise Headliners Entertainment Group of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Headliners Entertainment Group and RRBB have not, in connection with the audits of Headliners Entertainment Group's financial statements for the years ended December 31, 2003 or December 31, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to RRBB's satisfaction, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its reports.

     On December 10, 2004, Headliners Entertainment Group retained the firm of Bagell, Josephs & Company, LLC to audit Headliners Entertainment Group's financial statements for the year ended December 31, 2004. At no time during the past two fiscal years or any subsequent period did Headliners Entertainment Group consult with Bagell, Josephs & Company, LLC regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Headliners Entertainment Group's financial statements or any matter of the sort described above with reference to RRBB.

                                  EXHIBITS

16.  Letter from Rosenberg Rich Baker Berman & Company, P.A.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: December 13, 2004          By:/s/ Eduardo Rodriguez
                                  -----------------------------------
                                  Eduardo Rodriguez
                                  Chief Executive Officer